UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 7, 2012 (March 7, 2012)

Date of Report (Date of earliest event reported)

MODERN MOBILITY AIDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168983	27-4677038
(State or other jurisdiction of eincorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bay St, Suite 400

Toronto, Ontario, M5R 3K4

Attn: Mohamed K. Karatella

(Address of Principal Executive offices)(Zip Code)

(586) 530-5605

(Registrant's telephone number Including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

Mohamed K. Karatella, the Company’s President, Chief Financial Officer, Treasurer, Principal Accounting Officer and the owner of 66.5% of its outstanding common stock has agreed to contribute 90,000,000 shares of the Company’s common stock to the Company to be cancelled. Mr. Karatella will not receive any compensation in connection with this transfer.

After the transaction Mr. Karatella will own 40,000,000, 37.92%, of 105,480,000 shares of common stock of the Company then outstanding. Mr. Karatella believes that the reduction of the number of shares of common stock which the Company has outstanding will make it easier for the Company to raise capital and otherwise be of benefit to the Company and its stockholders.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Form of Press Release to be issued March 7, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2012	MODERN MOBILITY AIDS, INC.
(Registrant)

/s/ Mohamed K. Karatella
Mohamed K. Karatella, President, Chief Financial Officer, Treasurer and Principal Accounting Officer

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